UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Calpine Corporation (the “Company”) entered into a Share Repurchase Agreement (the “Agreement”), dated July 8, 2014, with LSP Cal Holdings I, LLC (“LS”). The Agreement sets forth the terms pursuant to which the Company agreed to purchase 13,213,372 shares of its common stock owned by LS for the aggregate purchase price of $311,464,283 in a private transaction. The Company's payments under the Agreement are being funded with cash on hand. The repurchased shares have been returned to treasury stock. The Agreement contains customary representations, warranties and covenants related to the sale.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.	Description

10.1	Share Repurchase Agreement, dated July 8, 2014, by and between Calpine Corporation and LSP Cal Holdings I, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: July 10, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Share Repurchase Agreement, dated July 8, 2014, by and between Calpine Corporation and LSP Cal Holdings I, LLC

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